Markel Group Inc.
Supplemental Recast Quarterly Financial Information

The following supplemental financial information is being furnished by Markel Group Inc. (the Company) in connection with the re-segmentation of the Company’s businesses in the second and third quarters of 2025 as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the 2025 Third Quarter Form 10-Q) and includes:
•Consolidated financial information by segment for the last seven quarters (Q1 2024 – Q3 2025);
•Segment profit and loss data for the last seven quarters (Q1 2024 – Q3 2025); and
•Divisional profit and loss data for the Markel Insurance segment for the last seven quarters (Q1 2024 – Q3 2025).

The Company has four reportable segments: Markel Insurance, Industrial, Financial, and Consumer and Other. The supplemental financial information for the periods presented below has been recast to conform to the current presentation of the Company’s segments as described in the 2025 Third Quarter Form 10-Q.

This information supplements, and should be read together with:
•The 2025 Third Quarter Form 10-Q, including the consolidated financial statements and accompanying notes, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations, included in that report;
•The Company's Quarterly Reports on Form 10-Q for the respective periods presented below; and
•Exhibit 99.1 in the Company's Current Report on Form 8-K (Items 2.02 and 9.01) filed with the Securities and Exchange Commission on February 5, 2025.

Consolidated Financial Information

The following table presents consolidated operating revenues by segment, adjusted operating income by segment, and reconciliations from consolidated operating income to consolidated adjusted operating income. Beginning in the third quarter of 2025, the Company updated the presentation of operating revenues to no longer include net investment gains and losses, and prior periods have been recast to conform to the updated presentation.

	Quarter Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Operating revenues:
Markel Insurance	$2,398,406	$2,279,633	$2,226,676	$2,278,227	$2,257,625	$2,202,176	$2,245,415
Industrial	1,049,961	1,015,715	829,574	995,068	998,308	929,505	856,735
Financial	161,501	172,852	178,481	159,302	138,850	149,331	145,830
Consumer and other	291,414	529,226	287,786	263,470	265,299	520,419	278,145
Corporate and eliminations	33,267	25,117	25,659	27,509	33,652	30,429	38,249
Total operating revenues	$3,934,549	$4,022,543	$3,548,176	$3,723,576	$3,693,734	$3,831,860	$3,564,374

Operating income	$1,009,842	$1,107,340	$282,524	$595,470	$1,371,326	$409,980	$1,335,786
Add: Amortization of acquired intangible assets	44,061	51,213	46,942	46,491	46,459	44,237	44,285
Less: Net investment gains (losses)	432,886	580,223	(149,071)	117,425	917,530	(130,017)	902,281
Adjusted operating income	$621,017	$578,330	$478,537	$524,536	$500,255	$584,234	$477,790

Markel Insurance	$428,475	$269,755	$282,115	$304,007	$275,603	$315,595	$289,283
Industrial	101,302	103,513	58,764	107,808	111,773	74,827	70,626
Financial	61,407	78,422	79,611	67,876	79,652	63,237	51,317
Consumer and Other	17,372	101,523	32,388	17,336	(425)	100,146	28,315
Corporate and eliminations	12,461	25,117	25,659	27,509	33,652	30,429	38,249
Adjusted operating income	$621,017	$578,330	$478,537	$524,536	$500,255	$584,234	$477,790

Consolidated adjusted operating income, which excludes net investment gains and losses, amortization of acquired intangible assets, and impairment of goodwill, is a non-GAAP financial measure. The Company believes adjusted operating income is generally an accurate representation of the operating performance of our businesses in our periodic results. Net investment gains and losses are predominantly derived from the Company's investments in publicly traded equity securities and include significant unrealized gains and losses from market value movements. The Company believes that net investment gains and losses, whether realized from sales or unrealized from market value movements, are distortive in understanding the short-term operating performance of its businesses. The Company does not view amortization of intangible assets and impairment of goodwill, which arise from purchase accounting for acquisitions, as ongoing costs of operating its businesses, and therefore excludes those amounts from its adjusted operating income metric.

Markel Insurance Segment

The following table summarizes the results for the Company's Markel Insurance segment for the quarterly periods indicated.

	Quarter Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Earned premiums	$2,127,648	$2,063,622	$2,016,539	$2,044,294	$2,035,773	$2,004,166	$2,046,479
Net investment income	223,409	207,728	207,517	214,558	203,767	192,146	187,436
Services and other revenues	47,349	8,283	2,620	19,375	18,085	5,864	11,500
Total operating revenues	$2,398,406	$2,279,633	$2,226,676	$2,278,227	$2,257,625	$2,202,176	$2,245,415
Losses and loss adjustment expenses:
Current accident year	(1,342,096)	(1,330,614)	(1,361,587)	(1,310,959)	(1,372,108)	(1,334,540)	(1,315,047)
Prior accident years	129,100	78,934	148,837	111,422	119,408	145,135	78,967
Underwriting, acquisition, and insurance expenses	(759,173)	(748,742)	(723,627)	(761,031)	(720,917)	(690,627)	(713,439)
Services and other expenses	2,238	(9,456)	(8,184)	(13,652)	(8,405)	(6,549)	(6,613)
Adjusted operating income	$428,475	$269,755	$282,115	$304,007	$275,603	$315,595	$289,283

Current accident year loss ratio	63.1%	64.5%	67.5%	64.1%	67.4%	66.6%	64.3%
Prior accident years loss ratio	(6.1)%	(3.8)%	(7.4)%	(5.5)%	(5.9)%	(7.2)%	(3.9)%
Loss ratio	57.0%	60.7%	60.1%	58.7%	61.5%	59.3%	60.4%
Expense ratio	35.7%	36.3%	35.9%	37.2%	35.4%	34.5%	34.9%
Combined ratio	92.7%	96.9%	96.0%	95.9%	96.9%	93.8%	95.3%

The following tables summarize the results of the Markel Insurance segment by division for the quarterly periods indicated. Investments represents the results from the investments held by Markel Insurance that are managed by Markel Group.

	Quarter Ended September 30, 2025
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$653,325	$611,308	$593,565	$269,781	$(331)	$—	$2,127,648
Net investment income	—	—	—	—	—	223,409	223,409
Services and other revenues	—	27,039	7,903	6,804	448	5,155	47,349
Total operating revenues	$653,325	$638,347	$601,468	$276,585	$117	$228,564	$2,398,406
Losses and loss adjustment expenses:
Current accident year	(435,665)	(403,175)	(285,098)	(207,990)	(10,168)	—	(1,342,096)
Prior accident years	68,824	43,253	27,799	(1,798)	(8,978)	—	129,100
Underwriting, acquisition, and insurance expenses	(214,578)	(215,743)	(251,303)	(77,935)	386	—	(759,173)
Services and other expenses	—	(1,225)	(1,799)	—	5,262	—	2,238
Adjusted operating income (loss)	$71,906	$61,457	$91,067	$(11,138)	$(13,381)	$228,564	$428,475

Current accident year loss ratio	66.7%	66.0%	48.0%	77.1%			63.1%
Prior accident years loss ratio	(10.5)%	(7.1)%	(4.7)%	0.7%			(6.1)%
Loss ratio	56.1%	58.9%	43.3%	77.8%			57.0%
Expense ratio	32.8%	35.3%	42.3%	28.9%			35.7%
Combined ratio	89.0%	94.2%	85.7%	106.7%			92.7%

	Quarter Ended June 30, 2025
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$659,902	$576,858	$535,088	$285,404	$6,370	$—	$2,063,622
Net investment income	—	—	—	—	—	207,728	207,728
Services and other revenues	—	5,824	829	—	(60)	1,690	8,283
Total operating revenues	$659,902	$582,682	$535,917	$285,404	$6,310	$209,418	$2,279,633
Losses and loss adjustment expenses:
Current accident year	(448,536)	(363,407)	(267,263)	(226,351)	(25,057)	—	(1,330,614)
Prior accident years	2,516	51,808	75,144	(49,534)	(1,000)	—	78,934
Underwriting, acquisition, and insurance expenses	(224,447)	(215,154)	(223,246)	(82,844)	(3,051)	—	(748,742)
Services and other expenses	—	(2,365)	(2,543)	—	(4,548)	—	(9,456)
Adjusted operating income (loss)	$(10,565)	$53,564	$118,009	$(73,325)	$(27,346)	$209,418	$269,755

Current accident year loss ratio	68.0%	63.0%	49.9%	79.3%			64.5%
Prior accident years loss ratio	(0.4)%	(9.0)%	(14.0)%	17.4%			(3.8)%
Loss ratio	67.6%	54.0%	35.9%	96.7%			60.7%
Expense ratio	34.0%	37.3%	41.7%	29.0%			36.3%
Combined ratio	101.6%	91.3%	77.6%	125.7%			96.9%

	Quarter Ended March 31, 2025
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$662,629	$567,245	$509,395	$274,248	$3,022	$—	$2,016,539
Net investment income	—	—	—	—	—	207,517	207,517
Services and other revenues	—	3,410	1,097	—	(203)	(1,684)	2,620
Total operating revenues	$662,629	$570,655	$510,492	$274,248	$2,819	$205,833	$2,226,676
Losses and loss adjustment expenses:
Current accident year	(475,823)	(365,714)	(308,072)	(191,809)	(20,169)	—	(1,361,587)
Prior accident years	40,526	22,173	64,636	17,674	3,828	—	148,837
Underwriting, acquisition, and insurance expenses	(225,813)	(208,051)	(209,323)	(77,455)	(2,985)	—	(723,627)
Services and other expenses	—	(2,440)	(2,800)	—	(2,944)	—	(8,184)
Adjusted operating income (loss)	$1,519	$16,623	$54,933	$22,658	$(19,451)	$205,833	$282,115

Current accident year loss ratio	71.8%	64.5%	60.5%	69.9%			67.5%
Prior accident years loss ratio	(6.1)%	(3.9)%	(12.7)%	(6.4)%			(7.4)%
Loss ratio	65.7%	60.6%	47.8%	63.5%			60.1%
Expense ratio	34.1%	36.7%	41.1%	28.2%			35.9%
Combined ratio	99.8%	97.2%	88.9%	91.7%			96.0%

	Quarter Ended December 31, 2024
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$667,722	$561,565	$551,942	$262,055	$1,010	$—	$2,044,294
Net investment income	—	—	—	—	—	214,558	214,558
Services and other revenues	—	13,606	4,243	—	(122)	1,648	19,375
Total operating revenues	$667,722	$575,171	$556,185	$262,055	$888	$216,206	$2,278,227
Losses and loss adjustment expenses:
Current accident year	(456,038)	(359,824)	(262,723)	(203,730)	(28,644)	—	(1,310,959)
Prior accident years	(87,647)	80,649	102,531	14,580	1,309	—	111,422
Underwriting, acquisition, and insurance expenses	(226,541)	(203,940)	(251,529)	(79,371)	350	—	(761,031)
Services and other expenses	—	(1,333)	(3,063)	—	(9,256)	—	(13,652)
Adjusted operating income (loss)	$(102,504)	$90,723	$141,401	$(6,466)	$(35,353)	$216,206	$304,007

Current accident year loss ratio	68.3%	64.1%	47.6%	77.7%			64.1%
Prior accident years loss ratio	13.1%	(14.4)%	(18.6)%	(5.6)%			(5.5)%
Loss ratio	81.4%	49.7%	29.0%	72.2%			58.7%
Expense ratio	33.9%	36.3%	45.6%	30.3%			37.2%
Combined ratio	115.4%	86.0%	74.6%	102.5%			95.9%

	Quarter Ended September 30, 2024
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$682,751	$556,211	$524,117	$264,407	$8,287	$—	$2,035,773
Net investment income	—	—	—	—	—	203,767	203,767
Services and other revenues	—	12,787	2,606	—	(236)	2,928	18,085
Total operating revenues	$682,751	$568,998	$526,723	$264,407	$8,051	$206,695	$2,257,625
Losses and loss adjustment expenses:
Current accident year	(480,744)	(356,894)	(285,851)	(208,763)	(39,856)	—	(1,372,108)
Prior accident years	21,717	30,415	77,281	(9,127)	(878)	—	119,408
Underwriting, acquisition, and insurance expenses	(222,566)	(193,451)	(217,906)	(80,309)	(6,685)	—	(720,917)
Services and other expenses	—	(2,768)	(2,614)	—	(3,023)	—	(8,405)
Adjusted operating income (loss)	$1,158	$46,300	$97,633	$(33,792)	$(42,391)	$206,695	$275,603

Current accident year loss ratio	70.4%	64.2%	54.5%	79.0%			67.4%
Prior accident years loss ratio	(3.2)%	(5.5)%	(14.7)%	3.5%			(5.9)%
Loss ratio	67.2%	58.7%	39.8%	82.4%			61.5%
Expense ratio	32.6%	34.8%	41.6%	30.4%			35.4%
Combined ratio	99.8%	93.5%	81.4%	112.8%			96.9%

	Quarter Ended June 30, 2024
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$701,226	$538,522	$480,665	$276,071	$7,682	$—	$2,004,166
Net investment income	—	—	—	—	—	192,146	192,146
Services and other revenues	—	4,850	1,810	—	(349)	(447)	5,864
Total operating revenues	$701,226	$543,372	$482,475	$276,071	$7,333	$191,699	$2,202,176
Losses and loss adjustment expenses:
Current accident year	(482,136)	(340,960)	(263,419)	(195,641)	(52,384)	—	(1,334,540)
Prior accident years	18,024	32,795	101,864	(3,728)	(3,820)	—	145,135
Underwriting, acquisition, and insurance expenses	(231,793)	(182,300)	(197,237)	(77,307)	(1,990)	—	(690,627)
Services and other expenses	—	(1,048)	(2,505)	—	(2,996)	—	(6,549)
Adjusted operating income (loss)	$5,321	$51,859	$121,178	$(605)	$(53,857)	$191,699	$315,595

Current accident year loss ratio	68.8%	63.3%	54.8%	70.9%			66.6%
Prior accident years loss ratio	(2.6)%	(6.1)%	(21.2)%	1.4%			(7.2)%
Loss ratio	66.2%	57.2%	33.6%	72.2%			59.3%
Expense ratio	33.1%	33.9%	41.0%	28.0%			34.5%
Combined ratio	99.2%	91.1%	74.6%	100.2%			93.8%

	Quarter Ended March 31, 2024
(dollars in thousands)	U.S. Wholesale and Specialty	Programs and Solutions	International	Global Reinsurance	Other	Investments	Markel Insurance
Earned premiums	$731,740	$539,321	$504,202	$264,935	$6,281	$—	$2,046,479
Net investment income	—	—	—	—	—	187,436	187,436
Services and other revenues	—	2,517	1,872	—	(8)	7,119	11,500
Total operating revenues	$731,740	$541,838	$506,074	$264,935	$6,273	$194,555	$2,245,415
Losses and loss adjustment expenses:
Current accident year	(505,909)	(333,616)	(286,741)	(173,849)	(14,932)	—	(1,315,047)
Prior accident years	36,516	977	85,602	(2,279)	(41,849)	—	78,967
Underwriting, acquisition, and insurance expenses	(244,898)	(194,229)	(194,074)	(76,391)	(3,847)	—	(713,439)
Services and other expenses	—	(1,050)	(2,399)	—	(3,164)	—	(6,613)
Adjusted operating income (loss)	$17,449	$13,920	$108,462	$12,416	$(57,519)	$194,555	$289,283

Current accident year loss ratio	69.1%	61.9%	56.9%	65.6%			64.3%
Prior accident years loss ratio	(5.0)%	(0.2)%	(17.0)%	0.9%			(3.9)%
Loss ratio	64.1%	61.7%	39.9%	66.5%			60.4%
Expense ratio	33.5%	36.0%	38.5%	28.8%			34.9%
Combined ratio	97.6%	97.7%	78.4%	95.3%			95.3%

Industrial Segment

The following table summarizes the results for the Company's Industrial segment for the quarterly periods indicated.

	Quarter Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Products revenues	$425,714	$424,573	$369,245	$409,442	$438,858	$424,630	$417,406
Services and other revenues	624,247	591,142	460,329	585,626	559,450	504,875	439,329
Total operating revenues	$1,049,961	$1,015,715	$829,574	$995,068	$998,308	$929,505	$856,735
Products expenses	(365,957)	(366,283)	(326,035)	(339,748)	(364,923)	(354,078)	(354,043)
Services and other expenses	(582,702)	(545,919)	(444,775)	(547,512)	(521,612)	(500,600)	(432,066)
Adjusted operating income	$101,302	$103,513	$58,764	$107,808	$111,773	$74,827	$70,626

Financial Segment

The following table summarizes the results for the Company's Financial segment for the quarterly periods indicated.

	Quarter Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Earned premiums	$78,125	$78,069	$72,835	$73,284	$74,335	$72,933	$81,148
Net investment income	10,020	9,606	8,952	9,544	10,012	10,188	9,597
Services and other revenues	73,356	85,177	96,694	76,474	54,503	66,210	55,085
Total operating revenues	$161,501	$172,852	$178,481	$159,302	$138,850	$149,331	$145,830
Losses and loss adjustment expenses:
Current accident year	(43,364)	(36,152)	(43,185)	(41,954)	(41,418)	(42,310)	(49,723)
Prior accident years	2,534	(202)	1,270	(324)	3,506	(860)	(1,944)
Underwriting, acquisition, and insurance expenses	(23,328)	(25,469)	(23,811)	(23,755)	(22,639)	(19,668)	(25,313)
Services and other expenses	(35,936)	(32,607)	(33,144)	(25,393)	1,353	(23,256)	(17,533)
Adjusted operating income	$61,407	$78,422	$79,611	$67,876	$79,652	$63,237	$51,317

Consumer and Other Segment

The following table summarizes the results for the Company's Consumer and Other segment for the quarterly periods indicated.

	Quarter Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Products revenues	$181,779	$422,352	$191,879	$165,881	$173,419	$422,589	$183,434
Services and other revenues	109,635	106,874	95,907	97,589	91,880	97,830	94,711
Total operating revenues	$291,414	$529,226	$287,786	$263,470	$265,299	$520,419	$278,145
Products expenses	(189,536)	(341,098)	(173,873)	(165,541)	(185,067)	(339,615)	(169,204)
Services and other expenses	(84,506)	(86,605)	(81,525)	(80,593)	(80,657)	(80,658)	(80,626)
Adjusted operating income (loss)	$17,372	$101,523	$32,388	$17,336	$(425)	$100,146	$28,315